                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22

    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

It is times
like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience.
OVERVIEW Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VFM
------------------------------------------------------------------------
Six-month total return based on market price(1)                 .23%
------------------------------------------------------------------------
Six-month total return based on NAV(2)                         1.79%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                       7.12%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         11.13%
------------------------------------------------------------------------
Net asset value                                               $15.43
------------------------------------------------------------------------
Closing common stock price                                  $13.3125
------------------------------------------------------------------------
Six-month high common stock price (11/05/99)                $14.1250
------------------------------------------------------------------------
Six-month low common stock price (12/01/99)                 $13.1250
------------------------------------------------------------------------
Preferred share rate(5)                                       3.950%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  74.9%
- AA/Aa..............  10.2%
- A/A................   5.1%
- BBB/Baa............   6.6%
- Non-Rated..........   3.2%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  70.7%
- AA/Aa..............  10.7%
- A/A................   6.6%
- BBB/Baa............   9.3%
- Non-Rated..........   2.7%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.079
12/99                                                                            0.079
1/00                                                                             0.079
2/00                                                                             0.079
3/00                                                                             0.079
4/00                                                                             0.079

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                14.40                              22.90
Public Education                                                           12.60                              12.60
Airport                                                                    12.40                               6.70
Water & Sewer                                                              11.50                              19.20
General Purpose                                                             9.70                              10.80

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2000)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      15.0000                            14.8100
                                                                          15.2300                            15.1250
                                                                          15.1000                            14.8750
                                                                          15.6500                            15.5000
9/92                                                                      16.0000                            15.1250
                                                                          16.0600                            15.6250
                                                                          16.7900                            16.3750
                                                                          17.0300                            16.6250
9/93                                                                      17.6100                            17.6250
                                                                          17.5500                            17.6250
                                                                          16.2600                            15.7500
                                                                          16.1500                            16.1250
9/94                                                                      15.9400                            14.3750
                                                                          15.3000                            14.5000
                                                                          16.2700                            15.5000
                                                                          16.5100                            16.1250
9/95                                                                      16.6900                            16.1250
                                                                          17.2800                            17.0000
                                                                          16.6300                            16.7500
                                                                          16.4000                            16.0000
9/96                                                                      16.5500                            16.6250
                                                                          16.8000                            17.0000
                                                                          16.4500                            16.7500
                                                                          16.7200                            17.2500
9/97                                                                      16.9400                            16.8750
                                                                          17.1300                            17.0000
                                                                          17.0400                            16.5625
                                                                          17.0400                            17.0000
9/98                                                                      17.2900                            17.1875
                                                                          17.1100                            18.0000
                                                                          16.9400                            17.0000
                                                                          16.3300                            16.1875
9/99                                                                      15.9400                            14.3125
                                                                          15.3700                            13.5625
                                                                          15.6600                            13.4375
4/00                                                                      15.4300                            13.3125

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE THOMAS M. BYRON, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1997 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE
    FLORIDA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   Florida's economy continued to be
bolstered by increased international trade, tourism, and retirement-related housing, amenities, and services. Growing population, low unemployment rates, and a diversifying economic base helped strengthen the state's financial condition, with budget surpluses and moderate debt levels supporting the state's high credit rating. Several municipal-market sectors--including airports, transportation, education, and utilities--benefited from the strength of the state economy.

    Florida had the third-highest volume of bond sales in the country during the first quarter of 2000. Our analysts continue to monitor the impact of the recent cut in Florida's intangibles tax, but thus far, demand for tax-exempt Florida municipal bonds has held up, keeping pace with supply.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Florida Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that were issued a year or so ago with coupons between 4.50 and 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 8.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the Trust's income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in certain sectors, including health-care, airport, and public education bonds, each of which represented more than 12 percent of the portfolio's long-term investments.

    From a credit-quality standpoint, we boosted the AAA rated portion of the portfolio to roughly 75 percent of long-term investments, up from 71 percent at the start of the reporting period. Much of this shift can be attributed to the sale of some of the Trust's BBB rated hospital bonds, as we reduced the Trust's holdings in the health-care sector to 14.4 percent, down from 22.9 percent six months ago.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 0.23 percent based on market price. At the same time, the Trust's market price decreased from $13.7500 per share on October 31, 1999, to $13.3125 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Florida Municipal Bond Index) was 2.68 percent for the same period.

    The Trust's dividend remained unchanged at $0.0790 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 7.12 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 11.13 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.9%
          FLORIDA  92.2%
$1,000    Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded
          @ 07/01/04) (AMBAC Insd).................... 6.750%   07/01/12   $  1,082,770
 1,000    Bay Cnty, FL Wtr Sys Rev (AMBAC Insd)....... 5.700    09/01/30        980,820
 1,500    Broward Cnty, FL Hsg Fin Auth Multi-Family
          Hsg Rev Pembroke Pk Apts Proj............... 5.650    10/01/28      1,351,665
 1,000    Cape Canaveral, FL Hosp Dist Rev Ctfs
          Rfdg........................................ 5.250    01/01/28        742,670
 1,135    Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd).......................   *      10/01/13        473,000
 3,205    Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd).......................   *      10/01/14      1,245,655
 4,005    Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd).......................   *      10/01/15      1,451,652
 4,005    Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd).......................   *      10/01/16      1,353,850
 2,000    Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd).......................   *      10/01/17        630,500
 1,960    Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd).......................   *      10/01/18        576,260
 1,000    Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)....................... 6.875    10/01/21      1,049,940
   725    Clay Cnty, FL Hsg Fin Auth Rev Single Family
          Mtg (GNMA Collateralized)................... 6.500    09/01/21        743,799
   750    Cocoa, FL Wtr & Swr Rev Impt (Prerefunded @
          10/01/07) (FGIC Insd)....................... 5.875    10/01/26        792,345
 1,650    Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FSA Insd)............................ 5.125    10/01/22      1,461,157
 1,230    Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser C....................................... 5.125    10/01/27      1,092,191
   750    Dade Cnty, FL Edl Facs Auth Rev Univ of
          Miami Ser B (MBIA Insd)..................... 5.750    04/01/20        750,668
 1,280    Dade Cnty, FL Hlth Facs Auth Hosp Rev North
          Shore Med Cent Proj Rfdg (Prerefunded @
          08/15/02) (AMBAC Insd)...................... 6.000    08/15/10      1,312,512

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$3,000    Dade Cnty, FL Hlth Facs Auth Hosp Rev South
          Miami Hosp Proj Ser A (Prerefunded @
          10/01/01) (AMBAC Insd) (b).................. 6.750%   10/01/20   $  3,143,010
 1,075    Dade Cnty, FL Sch Brd Ctfs Partn Ser B
          (Prerefunded @ 08/01/06) (AMBAC Insd)....... 5.700    08/01/16      1,121,343
20,445    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
          B Rfdg (Prerefunded @ 10/01/08) (AMBAC
          Insd).......................................   *      10/01/28      3,793,161
16,125    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
          B Rfdg (Prerefunded @ 10/01/08) (AMBAC
          Insd).......................................   *      10/01/29      2,806,395
 1,000    Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)....................................... 5.000    10/01/13        953,380
   500    Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)....................................... 5.750    11/15/10        511,300
   785    Escambia Cnty, FL Hlth Facs Auth Hlth Fac
          Rev Baptist Hosp & Baptist Manor Rfdg
          (Prerefunded @ 10/01/03).................... 6.750    10/01/14        838,537
   950    Escambia Cnty, FL Hlth Facs Auth Rev
          Ascension Hlth Credit Ser A-2 (AMBAC
          Insd)....................................... 5.750    11/15/29        933,404
 1,000    Escambia Cnty, FL Pollutn Ctl Rev Champion
          Intl Corp Proj.............................. 6.900    08/01/22      1,017,600
 1,500    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
          J-1......................................... 5.350    07/01/27      1,358,820
 2,715    Florida Hsg Fin Agy Home Ownership Mtg (GNMA
          Collateralized)............................. 8.595    11/01/18      2,829,193
 1,000    Florida Hsg Fin Corp Rev Homeowner Mtg Ser
          4........................................... 6.250    07/01/22      1,016,580
 1,345    Florida Hsg Fin Corp Rev Hsg Wentworth II
          Apts Ser A (a).............................. 5.375    11/01/29      1,212,275
 1,500    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)....................................... 5.750    11/01/29      1,482,135
   500    Florida Ports Fin Comm Rev St Trans Trust
          Fund Intermodal Pgm (FGIC Insd)............. 5.500    10/01/23        475,670
 3,400    Florida Ports Fin Comm Rev St Trans Trust
          Fund Intermodal Pgm (FGIC Insd)............. 5.500    10/01/29      3,199,706
 1,500    Florida St Brd Ed Lottery Rev Ser A......... 5.250    07/01/17      1,432,080
14,000    Florida St Brd Edl Cap Outlay Pub Edl Ser
          D........................................... 5.750    06/01/22     13,903,960
 1,650    Florida St Brd of Regts Univ Sys Impt Rev
          (AMBAC Insd)................................ 4.500    07/01/23      1,332,474
 1,500    Florida St Div Bond Fin Dept Genl Svcs Revs
          Env Protn Preservtn 2000-A (AMBAC Insd)..... 5.000    07/01/11      1,477,830

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,000    Florida St Div Bond Fin Dept Genl Svcs Revs
          Env Protn Preservtn 2000-A (FGIC Insd)...... 5.250%   07/01/12   $  1,983,000
   750    Florida St Div Bond Fin Dept Genl Svcs Revs
          Env Protn Preservtn 2000-B.................. 5.500    07/01/08        770,048
 1,250    Florida St Tpk Auth Tpk Rev Dept Tran Ser A
          (FGIC Insd)................................. 4.500    07/01/27        996,275
 1,000    Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)....................................... 5.250    07/01/22        927,660
 1,635    Fort Myers, FL Util Rev Ser A Rfdg.......... 5.500    10/01/24      1,570,254
 1,830    Gulf Breeze, FL Rev Cap Fdg Ser B
          (MBIA Insd)................................. 4.500    10/01/27      1,452,727
   500    Halifax Hosp Med Ctr FL Hosp Rev Ser A...... 7.250    10/01/24        472,995
 1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Hlth Facs Proj Univ Comnty Hosp Ser A... 5.625    08/15/23        825,170
 1,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Proj Rfdg................ 8.000    05/01/22      1,086,930
 3,000    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd)........................... 4.750    10/01/25      2,508,780
 1,665    Jacksonville, FL Gtd Entitlement Rev Ser A
          Rfdg (AMBAC Insd)........................... 5.500    10/01/12      1,667,830
 2,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)...................... 6.500    02/01/11      2,080,860
 5,000    Kissimmee, FL Util Auth Elec Sys Rev Rfdg &
          Impt (Prerefunded @ 10/01/01) (FGIC Insd)... 6.500    10/01/17      5,224,150
 1,685    Lee Cnty, FL Arpt Rev Ser B................. 5.750    10/01/33      1,656,658
 1,025    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A
          (GNMA Collateralized)....................... 7.450    09/01/27      1,136,489
   800    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
          Shell Pt Vlge Proj Ser A.................... 5.500    11/15/21        638,928
   750    Marion Cnty, FL Hosp Dist Rev Impt Hlth Sys
          Munroe Reg Rfdg............................. 5.500    10/01/29        649,950
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B.................................. 5.500    10/01/16        990,890
 2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B.................................. 5.750    10/01/29      1,973,360
 2,000    Miami-Dade Cnty, FL Edl Facs Auth Rev Ser A
          (AMBAC Insd)................................ 5.750    04/01/29      1,976,280
   680    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd).......................................   *      10/01/33         84,558

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$4,420    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)....................................... 5.000%   10/01/37   $  3,756,249
 3,770    Miami-Dade Cnty, FL Spl Oblig Sub Ser A Rfdg
          (MBIA Insd).................................   *      10/01/26        731,041
 5,000    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)........ 6.750    10/01/25      5,380,350
 5,000    Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd) (c).............. 8.502    10/29/21      5,443,750
 2,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth/Sunbelt Ser A (AMBAC Insd)... 6.875    11/15/15      2,096,500
 1,000    Orange Cnty, FL Hlth Facs Auth Rev Hosp Regl
          Hlthcare Sys Ser E.......................... 6.000    10/01/26        945,020
 1,000    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A................ 8.000    10/01/25      1,056,470
   775    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)............... 6.550    10/01/21        797,491
 7,500    Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)....................................... 7.750    10/01/10      7,932,975
   750    Palm Beach Cnty, FL Hsg Fin Auth
          Multi-Family Rev Hsg Windsor Pk Apts Proj
          Ser A....................................... 5.850    12/01/33        687,495
 1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser
          A........................................... 5.875    08/01/21      1,006,440
 1,500    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd)....................................... 6.000    10/01/12      1,560,645
 1,565    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd)....................................... 6.125    10/01/18      1,602,450
 3,250    Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A........................ 7.525    01/01/15      3,335,410
 2,640    Port Saint Lucie, FL Util Rev Impt Ser A
          Rfdg (MBIA Insd)............................ 5.125    09/01/27      2,344,822
   370    Reedy Creek Impt Dist FL Ser A.............. 6.000    06/01/16        372,609
 1,000    Saint Lucie Cnty, FL Sales Tax Rev
          (Prerefunded @ 10/01/02) (FGIC Insd)........ 6.500    10/01/22      1,056,610
 1,430    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk
          (Prerefunded @ 07/01/02).................... 10.000   07/01/22      1,596,695
 2,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A....................................... 5.750    07/01/29      1,803,520
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Aero Ser A..................... 5.750    10/15/29        922,330
 1,825    Winter Haven, FL Util Sys Rev Impt Rfdg
          (MBIA Insd)................................. 4.750    10/01/28      1,512,523

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Winter Springs, FL Impt Rev Cap Apprec Rfdg
          (AMBAC Insd)................................   *      10/01/27   $    189,200
 1,000    Winter Springs, FL Impt Rev Cap Apprec Rfdg
          (AMBAC Insd)................................   *      10/01/29        167,090
                                                                           ------------
                                                                            138,901,784
                                                                           ------------

          GUAM  0.6%
 1,000    Guam Pwr Auth Rev Ser A..................... 5.125%   10/01/29        824,550
                                                                           ------------

          PUERTO RICO  4.1%
 1,117    Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR.......................... 6.850    10/17/03      1,138,744
 2,000    Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser W............................... 5.500    07/01/15      1,988,640
 1,000    Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser X Rfdg.......................... 5.500    07/01/19        966,030
 1,000    Puerto Rico Comwlth Hwy & Tran Auth
          Tran Rev Ser A.............................. 4.750    07/01/38        800,320
 1,250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24      1,346,550
                                                                           ------------
                                                                              6,240,284
                                                                           ------------
          U. S. VIRGIN ISLANDS  1.0%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A........................... 6.375    10/01/19      1,503,525
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $143,835,416)...................................................    147,470,143
SHORT-TERM INVESTMENTS  1.5%
  (Cost $2,200,000).....................................................      2,200,000
                                                                           ------------
TOTAL INVESTMENTS  99.4%
  (Cost $146,035,416)...................................................    149,670,143
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.............................        933,452
                                                                           ------------

NET ASSETS  100.0%......................................................   $150,603,595
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is Inversely Indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $146,035,416).......................  $149,670,143
Cash........................................................        56,350
Receivables:
  Interest..................................................     1,416,418
  Investments Sold..........................................       999,500
Other.......................................................        10,784
                                                              ------------
    Total Assets............................................   152,153,195
                                                              ============
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,208,926
  Investment Advisory Fee...................................        87,109
  Administrative Fee........................................        24,902
  Income Distributions-Common and Preferred Shares..........        21,932
  Affiliates................................................         8,451
Trustees' Deferred Compensation and Retirement Plans........       109,008
Accrued Expenses............................................        89,272
                                                              ------------
    Total Liabilities.......................................     1,549,600
                                                              ------------
NET ASSETS..................................................  $150,603,595
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 50,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................        65,194
Paid in Surplus.............................................    96,559,267
Net Unrealized Appreciation.................................     3,634,727
Accumulated Undistributed Net Investment Income.............       299,905
Accumulated Net Realized Gain...............................        44,502
                                                              ------------
    Net Assets Applicable to Common Shares..................   100,603,595
                                                              ------------
NET ASSETS..................................................  $150,603,595
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($100,603,595 divided by
  6,519,397 shares outstanding).............................  $      15.43
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,669,604
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      525,318
Administrative Fee..........................................      150,117
Preferred Share Maintenance.................................       67,705
Legal.......................................................        5,400
Trustees' Fees and Related Expenses.........................        3,716
Custody.....................................................        2,622
Other.......................................................       91,495
                                                              -----------
    Total Expenses..........................................      846,373
    Less Credits Earned on Cash Balances....................          968
                                                              -----------
    Net Expenses............................................      845,405
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,824,199
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   785,123
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,517,098
  End of the Period.........................................    3,634,727
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,882,371)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,097,248)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,726,951
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended
October 31, 1999 (Unaudited)

                                                       SIX MONTHS
                                                         ENDED            YEAR ENDED
                                                     APRIL 30, 2000      OCT. 31, 1999
                                                     -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $   3,824,199       $  7,900,867
Net Realized Gain/Loss..............................       785,123            (54,354)
Net Unrealized Depreciation During the Period.......    (1,882,371)       (10,330,148)
                                                      ------------       ------------
Change in Net Assets from Operations................     2,726,951         (2,483,635)
                                                      ------------       ------------

Distributions from Net Investment Income:
  Common Shares.....................................    (3,090,194)        (6,177,517)
  Preferred Shares..................................      (939,609)        (1,628,010)
                                                      ------------       ------------
Total Distributions.................................    (4,029,803)        (7,805,527)
                                                      ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................    (1,302,852)       (10,289,162)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................           -0-            157,607
                                                      ------------       ------------
TOTAL DECREASE IN NET ASSETS........................    (1,302,852)       (10,131,555)
NET ASSETS:
Beginning of the Period.............................   151,906,447        162,038,002
                                                      ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $299,905
  and $505,509, respectively)....................... $ 150,603,595       $151,906,447
                                                      ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                   SIX                   TWO
                                                 MONTHS       YEAR      MONTHS
                                                  ENDED      ENDED      ENDED
                                                APRIL 30,   OCT. 31,   OCT. 31,   --------
                                                  2000        1999       1998       1998
                                                ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A)..................................  $ 15.631    $ 17.210   $17.188    $ 16.828
                                                --------    --------   -------    --------
  Net Investment Income.......................      .586       1.213      .203       1.231
  Net Realized and Unrealized
    Gain/Loss.................................     (.168)     (1.594)     .021        .362
                                                --------    --------   -------    --------
Total from Investment Operations..............      .418       (.381)     .224       1.593
                                                --------    --------   -------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...............      .474        .948      .158        .959
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........      .144        .250      .044        .274
  Distributions from and in Excess
    of Net Realized Gain:
    Paid to Common Shareholders...............       -0-         -0-       -0-         -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........       -0-         -0-       -0-         -0-
                                                --------    --------   -------    --------
Total Distributions...........................      .618       1.198      .202       1.233
                                                --------    --------   -------    --------
NET ASSET VALUE, END OF THE PERIOD............  $ 15.431    $ 15.631   $17.210    $ 17.188
                                                ========    ========   =======    ========

Market Price Per Share at End of the Period...  $13.3125    $ 13.750   $17.750    $16.9375
Total Investment Return at Market Price (b)...      .23%*    -17.90%     5.76%*      3.13%
Total Return at Net Asset Value (c)...........     1.79%*     -3.86%     1.04%*      8.04%
Net Assets at End of the Period (In
  millions)...................................  $  150.6    $  151.9   $ 162.0    $  161.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**...............     1.69%       1.64%     1.65%       1.62%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......     5.75%       5.83%     5.51%       5.63%
Portfolio Turnover............................       23%*        40%        3%*        20%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.................     1.13%       1.12%     1.14%       1.12%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                                       SEPTEMBER 27, 1991
                                                        (COMMENCEMENT OF
YEAR ENDED AUGUST 31,                                      INVESTMENT
----------------------------------------------------     OPERATIONS) TO
      1997      1996      1995      1994      1993      AUGUST 31, 1992
-------------------------------------------------------------------------
     $16.444   $16.621   $16.282   $17.392   $16.013        $14.786
     -------   -------   -------   -------   -------        -------
       1.251     1.232     1.266     1.275     1.346          1.049
        .438     (.081)     .497    (1.100)    1.309          1.116
     -------   -------   -------   -------   -------        -------
       1.689     1.151     1.763      .175     2.655          2.165
     -------   -------   -------   -------   -------        -------
       1.035     1.050     1.050     1.050     1.007           .743
        .270      .278      .293      .202      .185           .195
         -0-       -0-      .068      .029      .068            -0-
         -0-       -0-      .013      .004      .016            -0-
     -------   -------   -------   -------   -------        -------
       1.305     1.328     1.424     1.285     1.276           .938
     -------   -------   -------   -------   -------        -------
     $16.828   $16.444   $16.621   $16.282   $17.392        $16.013
     =======   =======   =======   =======   =======        =======

     $17.375   $16.750   $15.625   $15.625   $17.125        $15.625
      10.33%    14.18%     7.58%    -2.62%    17.05%          9.33%*
       8.89%     5.30%     9.47%     -.23%    15.91%         11.96%*
     $ 159.3   $ 156.3   $ 157.2   $ 155.0   $ 161.9        $ 152.9
       1.64%     1.67%     1.72%     1.66%     1.63%          1.60%
       5.87%     5.70%     6.06%     6.33%     7.04%          6.24%
          9%        8%       17%       19%       13%            37%*
       1.12%     1.14%     1.16%     1.14%     1.11%          1.12%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $740,621 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes, the cost of long- and short-term investments is $146,035,416, the aggregate gross unrealized appreciation is $5,235,369 and the aggregate gross unrealized depreciation is $1,600,642, resulting in net unrealized appreciation on long- and short-term investments of $3,634,727.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2000, the Trust's custody fee was reduced by $968 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $1,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $9,200, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, common share paid in surplus aggregated $96,559,267.

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     APRIL 30, 2000    OCTOBER 31, 1999
Beginning Shares...................................    6,519,397          6,510,151
Shares Issued Through Dividend Reinvestment........          -0-              9,246
                                                       ---------          ---------
Ending Shares......................................    6,519,397          6,519,397
                                                       =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,293,951 and $55,273,795, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2000 was 3.950%. During the six months ended April 30, 2000, the rates ranged from 3.430% to 3.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA QUALITY
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.